SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                  FORM 8-K



                               CURRENT REPORT




                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): March 15, 1996
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                        FLEET FINANCIAL GROUP, INC.
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           (Exact name of registrant as specified in its charter)


                                RHODE ISLAND
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               (State or other jurisdiction of incorporation)



                      1-6366                     05-0341324
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            (Commission File Number)         (IRS Employer
                                              Identification No.)


         One Federal Street, Boston, Massachusetts            02211
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         (Address of principal executive offices)        (Zip Code)




     Registrant's telephone number, including area code:  617-292-2000
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Item 5.  Other Events.
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     On December 19, 1995, Fleet entered into an Agreement and Plan of
Merger (the "Merger Agreement") with National Westminster Bank Plc
("NatWest Plc") providing for the merger (the "Merger") of Fleet Bank of New York, National Association ("FBNY"), a wholly-owned subsidiary of
Fleet, with and into NatWest Bank N.A. ("Natwest") which shall continue its existence as the surviving bank under the name "Fleet Bank of New York, National Association". Pursuant to the terms of the Merger Agreement, Fleet will purchase from NatWest Plc the three main operating entities of NatWest Bancorp (Bancorp), a wholly-owned, indirect subsidiary of NatWest Plc: NatWest Bank N.A., NatWest (Delaware) and NatWest Services Inc. The Merger Agreement also requires that certain assets and liabilities of NatWest will be retained by Bancorp or transferred to other affiliates of NatWest Plc. NatWest is a wholly-owned, direct subsidiary of National Westminster Bancorp NJ, a New Jersey corporation, which is a wholly-owned, direct subsidiary of National Westminster Bancorp, Inc., a Delaware corporation ("Bancorp"). Bancorp is a wholly-owned, indirect subsidiary of NatWest Plc.

     Fleet hereby files its Unaudited Pro Forma Combined Financial Statements and Notes thereto in connection with the Merger as of December 31, 1995.

     For additional information regarding the Merger, see the Registrant's Current Report on Form 8-K dated December 19, 1995.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     The following exhibits are filed as part of this report:

          23        Consent of KPMG Peat Marwick, LLP

          99(a) Unaudited Pro Forma Combined Financial Statements and Notes Thereto

          99(b) Management's Discussion and Analysis; Selected Financial Highlights; Supplemental Financial Information; Consolidated Statements of Income for the years ended December 31, 1995, 1994 and 1993; Consolidated Balance Sheets as of December 31, 1995 and 1994; Consolidated Statements of Changes in Stockholders' Equity, and Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993 and footnotes related thereto; Management's Report on Financial Statements; and Report of Independant Auditors.



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                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.



                                             FLEET FINANCIAL GROUP, INC.
                                                  Registrant



                                             By  /s/ Robert C. Lamb, Jr.
                                                ---------------------------
                                                     Robert C. Lamb, Jr.
                                                     Chief Accounting Officer
                                                     and Controller



Dated: March 15, 1996